UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	November 1, 2019 (October 30, 2019)

SELECTIVE INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-33067	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey	07890
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(973) 948-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $2 per share	SIGI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Certain Officers

On October 30, 2019, Selective Insurance Group, Inc. (the “Company”) announced that, effective February 1, 2020 (the “Effective Date”), the Company’s Board of Directors (the “Board”) has appointed John J. Marchioni as President and Chief Executive Officer of the Company. Mr. Marchioni will continue to serve as a member of the Company’s Board. The Company also announced that, as of the Effective Date, Gregory E. Murphy will cease serving as Chief Executive Officer of the Company and become Executive Chairman of the Board.

John Marchioni, 50, has served as President and Chief Operating Officer of the Company since 2013. In May 2019, he was elected to the Company’s Board of Directors. Mr. Marchioni joined the Company in 1998 as a Government Affairs Specialist, was promoted to Assistant Vice President of Government Affairs in 2000, and named Vice President of Government Affairs in 2003. He was appointed Vice President and Strategic Business Unit Leader in 2004 and Senior Vice President, Director of Personal Lines and Flood in 2005. In 2007, he was promoted to Executive Vice President, Chief Field Operations Leader and, in 2008, Executive Vice President, Insurance Operations. He is a graduate of Princeton University and the Harvard Business School Advanced Management Program.

Gregory Murphy, 64, has served as Chairman and Chief Executive Officer of the Company since 2013. He served as Chairman, President and Chief Executive Officer of the Company from 2000 to 2013, President and Chief Executive Officer from 1999 to 2000, President and Chief Operating Officer from 1997 to 1999, and other senior executive, management, and operational positions of the Company from 1980 to 1997. Mr. Murphy is a graduate of Boston College and the Harvard Business School Advanced Management Program.

(e) Compensatory Arrangements of Certain Officers

There is no change in compensation at this time for Mr. Marchioni in connection with his appointment as President and Chief Executive Officer.

In connection with the appointment of Mr. Murphy as Executive Chairman of the Board, Selective Insurance Company of America (“SICA”), a wholly-owned subsidiary of the Company, entered into a new Employment Agreement (the “Employment Agreement”) with Mr. Murphy (the “Executive”), commencing as of the Effective Date. As of the Effective Date, Mr. Murphy’s previous employment agreement with SICA will terminate.

The following table summarizes the principal provisions of the Employment Agreement. Defined terms used in this table, but not defined in this Current Report on Form 8-K, have the meanings given to them in the Employment Agreement.

Term	One-year term commences on the Effective Date and ends on February 1, 2021 (the “Term”).
Compensation	Base salary of $750,000 as of the Effective Date. In lieu of eligibility for long-term incentive plan (“LTIP”) grants of restricted stock units and cash incentive units after the first quarter of 2020, and provided Executive remains employed through the end of the Term (except for a termination without Cause, or due to death or Total Disability), $1,000,000 in cash (the “Cash Award”) to be paid within ten business days following the end of the Term.
Benefits	Eligible to participate in incentive compensation plan, stock plan, 401(k) plan, defined benefit pension plan and any other stock option, stock appreciation right, stock bonus, pension, group insurance, retirement, profit sharing, medical, disability, life insurance, relocation plan or policy, or any other plan, program, policy or arrangement of the Company or SICA intended to benefit SICA’s employees generally, except for LTIP grants after the first quarter of 2020.
Reimbursements	Reimbursements for ordinary travel and entertainment expenses in accordance with SICA’s policies.
Perquisites	Suitable offices, secretarial and other services, and other perquisites to which other executives of SICA are generally entitled.

Severance and	•	For Cause or Resignation by Executive: Salary and benefits accrued through termination date.
Benefits on Termination	•	Death, Disability, or without Cause:

o	Remainder of unpaid salary through the end of the Term.
o	Annual cash incentive payment.
o	The Cash Award.
o	Partial reimbursement for the cost of medical, dental, and vision insurance coverages in effect for Executive and dependents for up to 24 months following termination.

Release; Confidentiality	•	Receipt of severance payments and benefits conditioned upon:

and Non-Solicitation	o	Entry into release of claims; and
	o	No disclosure of confidential or proprietary information or solicitation of employees to leave the Company or its subsidiaries for a period of two years following the termination of the Employment Agreement and assignment of intellectual property rights.

This summary table description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is filed herewith as Exhibit 10.1. Mr. Murphy also will be granted, as of November 1, 2019, a retention award of restricted stock units having a monetized value of $1 million dollars that vests 100% on February 1, 2021, subject to the terms of a service-based restricted stock unit agreement, a form of which is filed herewith as Exhibit 10.2.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on October 30, 2019 announcing the senior leadership changes described above, which press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release is being furnished pursuant to Item 7.01 of Form 8-K and the information included therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Employment Agreement between Selective Insurance Company of America and Gregory E. Murphy, effective as of February 1, 2020
10.2	Selective Insurance Group, Inc. 2014 Omnibus Stock Plan Service-Based Restricted Stock Unit Agreement between Selective Insurance Group, Inc. and Gregory E. Murphy, dated as of November 1, 2019
99.1	Press Release of Selective Insurance Group, Inc. dated October 30, 2019
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement between Selective Insurance Company of America and Gregory E. Murphy, effective as of February 1, 2020
10.2	Selective Insurance Group, Inc. 2014 Omnibus Stock Plan Service-Based Restricted Stock Unit Agreement between Selective Insurance Group, Inc. and Gregory E. Murphy, dated as of November 1, 2019
99.1	Press Release of Selective Insurance Group, Inc. dated October 30, 2019
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

Date:	November 1, 2019	By:	/s/ Michael H. Lanza
Michael H. Lanza
Executive Vice President and General Counsel